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                                                                   Exhibit 23.16

                         INDEPENDENT AUDITORS' CONSENT


We consent to the use in this registration statement of Internet Capital Group, Inc. on Form S-1 of our report dated November 18, 1999 on the consolidated financial statements of Onvia.com, Inc. and subsidiary, appearing in the Prospectus, which is part of this registration statement. We also consent to the reference to us under the heading "Experts" in such prospectus.




/s/ Deloitte & Touche LLP

Seattle, Washington
November 19, 1999